                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         Pursuant  to  Section  906  of  the  Sarbanes-Oxley  Act  of  2002  (18
U.S.C.ss.1350)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.
1350),  the  undersigned,  James Weber,  Chief  Financial  Officer of FalconStor
Software, Inc., a Delaware Corporation (the "Company"),  does hereby certify, to his knowledge, that:

         The Annual  Report on Form 10-K for the fiscal year ended  December 31,
2003 of the Company (the  "Report")  fully  complies  with the  requirements  of
Sections  13(a)  and  15(d) of the  Securities  Exchange  Act of  1934,  and the
information  contained in the Report fairly presents,  in all material respects, the financial condition and results of operations of the Company.

                                                /s/ James Weber
                                                -------------------------------
                                                James Weber
                                                Chief Financial Officer
                                                March 12, 2004